Exhibit 99.1

Press Release – For Immediate Release

October 19, 2006

Penns Woods Bancorp, Inc. Reports Third Quarter 2006 Earnings

Jersey Shore, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported net income for the three and nine months ended September 30, 2006 of $2,464,000 and $7,353,000 compared to $2,948,000 and $8,423,000 for the same periods of 2005.  Basic and dilutive earnings per share for the three months ended September 30, 2006 were $0.63 as compared to $0.74 for the three months ended September 30, 2005.  The nine months ended September 30, 2006 had basic and diluted earnings per share of $1.87 as compared to $2.12 for the nine months ended September 30, 2005.  Return on average assets and return on average equity were 1.70% and 13.41% for the three months ended September 30, 2006 as compared to 2.12% and 16.54% for the corresponding periods of 2005.  Earnings for the nine months ended September 30, 2006 correlate to a return on average assets and return on average equity of 1.71% and 13.20% as compared to 2.05% and 14.94% for the nine months ended September 30, 2005.

Net income from core operations (“operating earnings”), which excludes net security gains, amounted to $2,094,000 and $6,439,000 for the three and nine months ended September 30, 2006 as compared to operating earnings of $2,581,000 and $7,199,000 for the same periods of 2005.  Comparatively, earnings in 2006 have been impacted by a decline in the net interest margin, increased operating costs due in part to the opening of our North Atherton Street branch in State College in May 2005 and the opening of our Montoursville branch in August 2006, and by operational growth.  In addition, operating earnings for the three and nine months ended September 30, 2005 were impacted by additional bank-owned life insurance revenue of $196,000.

The net interest margin for the three and nine months ended September 30, 2006 was 4.00% and 4.06%, compared to 4.27% and 4.32% for the corresponding periods of 2005.  The decrease in the net interest margin for the three and nine month periods was due to the cost of interest bearing liabilities increasing at approximately twice the rate of the increase in the yield on earning assets.   The increase in the cost of interest bearing liabilities was driven by the Federal Open Market Committee rate increases over the past year, which led to the cost of time deposits and short-term borrowings increasing 115 bp and 153 bp, respectively, for the three month period of 2006 and 100 bp and 174 bp, respectively, for the nine month period of 2006.

“The continuing margin compression has led us to develop new strategies and products to combat the margin compression and to ultimately enhance core earnings and shareholder value.  As part of our deposit gathering efforts, we have introduced relationship deposit products to encourage and reward those customers who utilize the company for all their banking needs.  We have also utilized short-term certificates of deposits and brokered deposits to provide the funding necessary to reduce the amount of short-term borrowings on the balance sheet.  During August we opened our Montoursville branch and began to witness the fruits of our labor as the amount of deposits collected and transactions processed exceeded our expectations.  We will continue to develop new products and to shift the balance sheet structure in order to maintain and build core earnings and shareholder value,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets increased $16,333,000 to $586,752,000 at September 30, 2006 as compared to September 30, 2005.  A continued emphasis on quality loan origination has led to net growth in the loan portfolio of $25,352,000, or 7.7%, since September 30, 2005.  The majority of the loan growth has occurred in the commercial real estate portion of the portfolio.  The available for sale investment portfolio was strategically reduced $7,555,000 to meet the funding needs of new higher yielding commercial loans.  In addition, a significant investment in the construction of low-income housing units was undertaken during the third quarter of 2005 and into 2006 as part of the company’s strategic commitment to the communities where it provides banking services.  Total deposits increased 10.7% to $401,722,000 at September 30, 2006 as compared to September 30, 2005, as new relationship based deposit products were launched, short-term certificate of deposits were gathered, and brokered deposits were utilized.  The funding generated by the deposit gathering initiatives resulted in short-term borrowings decreasing $22,384,000 from September 30 2005 to September 30, 2006.

Shareholders’ equity increased $235,000 to $74,725,000 at September 30, 2006 as net income outpaced dividends paid, accumulated comprehensive income decreased $240,000, and $2,734,000 in treasury stock was strategically purchased as part of the previously announced stock buyback plan.  The decrease in accumulated comprehensive income is the result of a temporary decline in market value, or net unrealized gains, of the investment portfolio at September 30, 2006 as compared to September 30, 2005.  The current level of shareholders’ equity equates to a book value per share of $19.08 as compared to $18.69 at September 30, 2005 and an equity to asset ratio of 12.74% at September 30, 2006.  During the nine months ended September 30, 2006 dividends of $1.29 per share were paid to shareholders.  The dividends represented a 12% increase or $0.14 per share over the dividends paid during the comparable period of 2005.

“We remain committed to building shareholder value by providing a dividend yield in excess of four percent and by conducting stock repurchases on the open market.  The dividends paid to date during 2006 have not only met our continued objective to provide a cash dividend resulting in a return exceeding four percent, but also represent a 12% increase over the same period of 2005.  We have also increased the frequency of our stock repurchases on the open market.  Through the first nine months of 2006 we have purchased 60,000 shares on the open market as compared to 14,000 during the entire year of 2005.  The continued strength of our earnings has allowed us to continue and maintain these programs,” commented Mr. Walko.  The range of closing prices for Penns Woods Bancorp, Inc. “PWOD” stock was between $37.02 and $38.48 during the three months ended September 30, 2006 and between $36.50 and $39.50 during the nine months ended September 30, 2006.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by PWOD, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature. Because certain of these items and their impact on PWOD’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of PWOD’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  PWOD cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of PWOD herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on PWOD’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.

Previous press releases and additional information can be obtained from the company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
115 South Main Street
Jersey Shore, PA 17740
	570-322-1111	email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30
(In Thousands, Except Share Data)	2006	2005	% Change

ASSETS
Noninterest-bearing balances	$13,371	$13,113	2.0%
Interest-bearing deposits in other financial institutions	97	27	259.3%
Total cash and cash equivalents	13,468	13,140	2.5%

Investment securities, available for sale, at fair value	184,484	192,039	-3.9%
Investment securities held to maturity (fair value of $285 and $241)	282	266	6.0%
Loans held for sale	4,746	3,908	21.4%
Loans	356,556	330,651	7.8%
Less: Allowance for loan losses	4,045	3,492	15.8%
Loans, net	352,511	327,159	7.7%
Premises and equipment, net	6,627	6,141	7.9%
Accrued interest receivable	2,720	2,520	7.9%
Bank-owned life insurance	11,202	10,627	5.4%
Investment in limited partnerships	4,927	4,567	7.9%
Goodwill	3,032	3,032	0.0%
Other assets	2,753	7,020	-60.8%
TOTAL ASSETS	$586,752	$570,419	2.9%

LIABILITIES
Interest-bearing deposits	$332,310	$291,137	14.1%
Noninterest-bearing deposits	69,412	71,832	-3.4%
Total deposits	401,722	362,969	10.7%

Short-term borrowings	18,026	40,410	-55.4%
Long-term borrowings, Federal Home Loan Bank (FHLB)	82,878	84,478	-1.9%
Accrued interest payable	1,510	1,118	35.1%
Other liabilities	7,891	6,954	13.5%
TOTAL LIABILITIES	512,027	495,929	3.2%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,002,580 and 3,998,878 shares issued	33,354	33,324	0.1%
Additional paid-in capital	17,784	17,711	0.4%
Retained earnings	25,208	22,102	14.1%
Accumulated other comprehensive income	1,674	1,914	-12.5%
Less: Treasury stock at cost, 86,372 and 15,372 shares	(3,295)	(561)	487.3%
TOTAL SHAREHOLDERS’ EQUITY	74,725	74,490	0.3%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$586,752	$570,419	2.9%

Share data has been adjusted for a 6 for 5 stock split that occurred in the fourth quarter of 2005.

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2006	2005	% Change	2006	2005	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,355	$5,602	13.4%	$18,250	$16,341	11.7%
Investment Securities:
Taxable	874	966	-9.5%	2,691	3,420	-21.3%
Tax-exempt	1,004	969	3.6%	2,993	2,246	33.3%
Dividend and other interest income	314	279	12.5%	982	898	9.4%
TOTAL INTEREST AND DIVIDEND INCOME	8,547	7,816	9.4%	24,916	22,905	8.8%

INTEREST EXPENSE:
Deposits	2,447	1,537	59.2%	6,252	4,151	50.6%
Short-term borrowings	306	199	53.8%	1,221	545	124.0%
Long-term borrowings, FHLB	954	965	-1.1%	2,844	2,711	4.9%
TOTAL INTEREST EXPENSE	3,707	2,701	37.2%	10,317	7,407	39.3%

NET INTEREST INCOME	4,840	5,115	-5.4%	14,599	15,498	-5.8%

PROVISION FOR LOAN LOSSES	89	180	-50.6%	485	540	-10.2%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,751	4,935	-3.7%	14,114	14,958	-5.6%

NON-INTEREST INCOME:
Deposit service charges	596	612	-2.6%	1,773	1,603	10.6%
Securities gains, net	561	556	0.9%	1,385	1,854	-25.3%
Bank-owned life insurance	94	288	-67.4%	272	475	-42.7%
Gain on sale of loans	264	263	0.4%	624	631	-1.1%
Insurance commissions	502	507	-1.0%	1,732	1,802	-3.9%
Other	370	321	15.3%	1,154	964	19.7%
TOTAL NON-INTEREST INCOME	2,387	2,547	-6.3%	6,940	7,329	-5.3%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,174	2,096	3.7%	6,620	6,225	6.3%
Occupancy, net	308	261	18.0%	826	838	-1.4%
Furniture and equipment	309	262	17.9%	894	717	24.7%
Pennsylvania shares tax	151	138	9.4%	447	417	7.2%
Other	1,172	1,031	13.7%	3,356	3,035	10.6%
TOTAL NON-INTEREST EXPENSE	4,114	3,788	8.6%	12,143	11,232	8.1%

INCOME BEFORE INCOME TAX PROVISION	3,024	3,694	-18.1%	8,911	11,055	-19.4%
INCOME TAX PROVISION	560	746	-24.9%	1,558	2,632	-40.8%
NET INCOME	$2,464	$2,948	-16.4%	$7,353	$8,423	-12.7%

EARNINGS PER SHARE - BASIC	$0.63	$0.74	-14.9%	$1.87	$2.12	-11.7%
EARNINGS PER SHARE - DILUTED	$0.63	$0.74	-14.9%	$1.87	$2.12	-11.7%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,927,261	3,972,862	-1.1%	3,942,533	3,973,455	-0.8%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,927,740	3,974,956	-1.2%	3,943,016	3,975,769	-0.8%
DIVIDENDS PER SHARE	$0.44	$0.39	12.8%	$1.29	$1.15	12.2%

Share data has been adjusted for a 6 for 5 stock split that occurred in the fourth quarter of 2005.

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2006			September 30, 2005
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$8,275	$127	6.10%	$7,959	$126	6.28%
All other loans	347,673	6,271	7.16%	323,952	5,519	6.76%
Total loans	355,948	6,398	7.13%	331,911	5,645	6.75%

Taxable securities	89,849	1,181	5.26%	105,186	1,244	4.73%
Tax-exempt securities	91,234	1,521	6.67%	90,551	1,468	6.48%
Total securities	181,083	2,702	5.97%	195,737	2,712	5.54%

Interest bearing deposits	435	7	6.38%	183	1	2.17%

Total interest-earning assets	537,466	9,107	6.74%	527,831	8,358	6.30%

Other assets	42,042			28,758

TOTAL ASSETS	$579,508			$556,589

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$63,081	142	0.89%	$69,366	139	0.80%
Super Now deposits	47,071	170	1.43%	50,001	106	0.84%
Money Market deposits	23,300	131	2.23%	28,427	109	1.52%
Time deposits	186,187	2,004	4.27%	150,564	1,183	3.12%
Total Deposits	319,639	2,447	3.04%	298,358	1,537	2.04%

Short-term borrowings	27,255	306	4.45%	27,069	199	2.92%
Long-term borrowings	82,878	954	4.57%	84,478	965	4.53%
Total borrowings	110,133	1,260	4.54%	111,547	1,164	4.14%

Total interest-bearing liabilities	429,772	3,707	3.42%	409,905	2,701	2.61%

Demand deposits	69,660			70,134
Other liabilities	6,596			5,244
Shareholders’ equity	73,480			71,306

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$579,508			$556,589
Interest rate spread			3.32%			3.69%
Net interest income/margin		$5,400	4.00%		$5,657	4.27%

	For the Three Months Ended September 30,
	2006	2005

Total interest income	$8,547	$7,816
Total interest expense	3,707	2,701
Net interest income	4,840	5,115
Tax equivalent adjustment	560	542
Net interest income (fully taxable equivalent)	$5,400	$5,657

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$8,155	$377	6.18%	$4,179	$183	5.85%
All other loans	341,250	18,001	7.05%	323,472	16,220	6.70%
Total loans	349,405	18,378	7.03%	327,651	16,403	6.69%

Taxable securities	93,848	3,664	5.21%	120,425	4,293	4.75%
Tax-exempt securities	90,972	4,535	6.65%	67,226	3,403	6.75%
Total securities	184,820	8,199	5.91%	187,651	7,696	5.47%

Interest bearing deposits	161	9	7.47%	1,117	25	2.99%

Total interest-earning assets	534,386	26,586	6.65%	516,419	24,124	6.24%

Other assets	39,747			32,244

TOTAL ASSETS	$574,133			$548,663

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$63,150	398	0.84%	$69,255	411	0.79%
Super Now deposits	47,835	488	1.36%	51,680	324	0.84%
Money Market deposits	24,190	367	2.03%	30,398	306	1.35%
Time deposits	169,119	4,999	3.95%	140,772	3,110	2.95%
Total Deposits	304,294	6,252	2.75%	292,105	4,151	1.90%

Short-term borrowings	37,761	1,221	4.32%	28,268	545	2.58%
Long-term borrowings	83,359	2,844	4.56%	79,587	2,711	4.55%
Total borrowings	121,120	4,065	4.49%	107,855	3,256	4.04%

Total interest-bearing liabilities	425,414	10,317	3.24%	399,960	7,407	2.48%

Demand deposits	69,219			68,182
Other liabilities	5,245			5,353
Shareholders’ equity	74,255			75,168

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$574,133			$548,663
Interest rate spread			3.41%			3.76%
Net interest income/margin		$16,269	4.06%		$16,717	4.32%

	For the Nine Months Ended September 30,
	2006	2005

Total interest income	$24,916	$22,905
Total interest expense	10,317	7,407
Net interest income	14,599	15,498
Tax equivalent adjustment	1,670	1,219
Net interest income (fully taxable equivalent)	$16,269	$16,717

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating Data

Net income	$2,464	$2,434	$2,455	$2,478	$2,948
Net interest income	4,840	4,926	4,833	5,024	5,115
Provision for loan losses	89	198	198	180	180
Net security gains	561	265	559	336	556
Non-interest income, excluding net security gains	1,826	1,951	1,778	1,766	1,991
Non-interest expense	4,114	4,078	3,951	3,876	3,788

Performance Statistics

Net interest margin	4.00%	4.12%	4.08%	4.22%	4.29%
Annualized return on average assets	1.70%	1.70%	1.72%	1.75%	2.12%
Annualized return on average equity	13.41%	13.34%	13.24%	13.31%	16.54%
Annualized net loan charge-offs to avg loans	0.04%	0.04%	0.05%	-0.01%	0.22%
Net charge-offs (recoveries)	39	37	43	(7)	180
Efficiency ratio	61.7	59.3	59.8	57.3	53.5

Per Share Data

Basic earnings per share	$0.63	$0.63	$0.62	$0.63	$0.74
Diluted earnings per share	0.63	0.63	0.62	0.62	0.74
Dividend declared per share	0.44	0.43	0.42	0.41	0.39
Book value	19.08	18.22	18.73	18.59	18.69
Common stock price:
High	38.48	39.50	38.75	39.76	38.30
Low	37.02	36.50	37.75	36.67	36.76
Close	38.20	38.48	37.95	38.87	37.50
Weighted average common shares:
Basic	3,927	3,939	3,961	3,965	3,973
Fully Diluted	3,928	3,940	3,962	3,966	3,975
End-of-period common shares:
Issued	4,002	4,002	4,002	4,002	3,999
Treasury	86	70	60	26	15

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Financial Condition Data:
General
Total assets	$586,752	$576,305	$579,397	$568,668	$570,419
Loans, net	352,511	342,574	342,178	334,759	327,159
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	401,722	376,603	367,352	352,292	362,969
Noninterest-bearing	69,412	73,969	74,035	71,142	71,832

Savings	61,977	63,739	64,260	61,906	67,857
NOW	46,508	48,739	50,957	48,678	49,064
Money Market	22,120	23,712	24,658	24,446	26,757
Time Deposits	201,705	166,444	153,442	146,120	147,459
Total interest-bearing deposits	332,310	302,634	293,317	281,150	291,137

Core deposits*	200,017	210,159	213,910	206,172	215,510
Shareholders’ equity	74,725	71,632	73,815	73,919	74,490

Asset Quality

Non-performing assets	$771	$983	$766	$602	$1,056
Non-performing assets to total assets	0.13%	0.17%	0.13%	0.11%	0.19%
Allowance for loan losses	4,045	3,995	3,834	3,679	3,492
Allowance for loan losses to total loans	1.13%	1.15%	1.11%	1.09%	1.06%
Allowance for loan losses to non-performing loans	524.64%	406.41%	500.52%	611.13%	330.68%
Non-performing loans to total loans	0.22%	0.28%	0.22%	0.18%	0.32%

Capitalization

Shareholders’ equity to total assets	12.74%	12.43%	12.74%	13.00%	13.06%

* Core deposits are defined as total deposits less time deposits